UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15( d ) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2015

Bluerock Residential Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9 th Floor New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On April 1, 2015, Bluerock Residential Growth REIT, Inc. (the “Company”) filed, with the U.S. Securities and Exchange Commission (the “SEC”), a Current Report on Form 8-K dated March 26, 2015 (the “Form 8-K”) in conjunction with the acquisition of a material, indirect equity interest of 85.27% in a 288-unit apartment community known as Fox Hill located in Austin, TX (the “Fox Hill Property”).

This Current Report on Form 8-K/A (the “Form 8-K/A”) amends Item 9.01 of the Form 8-K to present certain financial statements of the Fox Hill Property, which financial statements are filed as exhibits hereto. This Form 8-K/A should be read in conjunction with the Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

(b)	Pro Forma Financial Information

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the long-term performance of the Company’s portfolio are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 4, 2015 and its other filings with the SEC.

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Independent Auditor’s Report

Board of Directors and Stockholders

Bluerock Residential Growth REIT, Inc.

New York, New York

We have audited the accompanying Historical Statement of Revenues and Certain Operating Expenses for the year ended December 31, 2014 of Fox Hill (the "Property") and the related notes (“Historical Statement”).

Management’s Responsibility for the Historical Statements

Management is responsible for the preparation and fair presentation of the Historical Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Statement that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Historical Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Historical Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Historical Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Historical Statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of Fox Hill for the year ended December 31, 2014, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying Historical Statement was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X, as described in Note 2, and is not intended to be a complete presentation of Fox Hill’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ BDO USA, LLP

Chicago, Illinois

March 23, 2015

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Fox Hill

Historical Statement of Revenues and Certain Operating Expenses

(Dollars in thousands)

Year ended December 31, 2014

Revenues
Rental income	$3,508
Other rental revenue	385

Total Revenues	3,893

Certain Operating Expenses
Property operating expenses	1,058
Property taxes	781

Total Certain Operating Expenses	1,839

Revenues in Excess of Certain Operating Expenses	$2,054

See accompanying notes to historical statement of revenues and certain operating expenses.

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Fox Hill

Notes to Historical Statement of Revenues and Certain Operating Expenses

1.	Business

Fox Hill (the “Property”), a multi-family apartment community located in Austin, Texas, is expected to be acquired pursuant to a purchase agreement between Bluerock Residential Holdings, L.P. (Bluerock Residential Growth REIT, Inc.’s operating partnership) and Waterton Residential.

2.	Basis of Presentation

The accompanying Historical Statement of Revenues and Certain Operating Expenses (“Historical Statement”) has been prepared for the purpose of complying with Rule 3-14 of the United States Securities and Exchange Commission Regulation S-X and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Statement has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.	Revenues

The Property contains 288 units that are rented to tenants under various lease agreements that are generally one year in length. All leases are accounted for as operating leases. Rental income is recognized as earned over the life of the lease agreements on a straight-line basis. Other rental revenue consists of charges billed to tenants for utilities, carport and garage rental, pets, administrative, application and other fees and is recognized when earned.

4.	Certain Operating Expenses

Certain operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. These costs include property staff salaries, utilities, landscaping, insurance, repairs and maintenance, and other general costs associated with operating the property. Costs such as depreciation, amortization, interest, and professional fees are excluded from the Historical Statement.

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Unaudited Pro Forma Condensed Consolidated Financial Statements Information

The following unaudited pro forma condensed consolidated financial statements of Bluerock Residential Growth REIT, Inc. (together with its consolidated subsidiaries, the “Company,” “we,” “our” or “us”) should be read in conjunction with our historical audited consolidated financial statements as of and for the year ended December 31, 2014, and the related notes thereto.

The unaudited pro forma condensed consolidated balance sheet, as of December 31, 2014, and statement of operations for the year ended December 31, 2014 have been prepared to provide pro forma financial information with regard to each of the transactions described below. The unaudited pro forma financial information gives effect to:

(1)	The purchase of an 85.27% indirect interest in Fox Hill, which the Company expects to consolidate on its balance sheet.

(2)	Represents the preferred investment in Alexan Southside, which the Company expects to record under the equity method on its balance sheet. To date the Company has funded $8.7 million, and the preferred investment will earn 15.00% annually.

(3)	The completion of the Company’s follow-on offering of 4,600,000 shares of Class A common stock on January 20, 2015, or the January 2015 follow-on offering. The following pro forma financial statements do not reflect the anticipated investment of these proceeds.

(4)	The sales of the Company’s 12.50% indirect equity interest in the Hillsboro property, the Company’s 24.70% indirect equity interest in the Creekside property, the Company’s 25.00% indirect equity interest in the Estates at Perimeter property, the Company’s 60.00% indirect equity interest in the Grove at Waterford property and the Company’s 25.10% indirect equity interest in the Berry Hill property. The following pro forma financial statements do not reflect the net proceeds from the sale of Estates at Perimeter ($1.7 million), Grove at Waterford ($9.0 million) or Berry Hill ($7.3 million) assets or the anticipated reinvestment of those net proceeds.

(5)	The expected sale of the Company’s 100% direct interest in the North Park Towers property. The following pro forma financial statements do not reflect the anticipated net proceeds from the sale of this asset or the anticipated reinvestment of those net proceeds.

The pro forma condensed consolidated balance sheet assumes that each of the transactions referred to above occurred on December 31, 2014. The pro forma consolidated statement of operations assume the transactions referred to above occurred on January 1, 2014. Our pro forma financial information is not necessarily indicative of what our actual financial position and results of operations would have been as of the date and for the periods indicated, nor does it purport to represent our future financial position or results of operations.

The pro forma financial statements do not reflect the following:

•	the operations of the Estates at Perimeter, Grove at Waterford, Berry Hill and North Park Towers properties in the statement of operations, as these assets have been sold, or are expected to be sold within the next twelve months;

•	the net proceeds from the sale of the Estates at Perimeter ($1.7 million) , Grove at Waterford ($9.0 million) or Berry Hill ($7.3 million) and the anticipated net proceeds from the sale of the North Park Towers property; and

•	the investment of net proceeds from the January 2015 follow-on offering.

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Unaudited Pro Forma Condensed Consolidated Financial Statements Information

(Continued)

All completed acquisitions are accounted for using the acquisition method of accounting. The total consideration is allocated to the assets acquired or ultimately acquired and the liabilities assumed at their respective fair values on the date of acquisition. The fair value of these assets and liabilities is allocated in accordance with Accounting Standards Codification 805, Business Combinations (“ASC 805”).

These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only. In management’s opinion, all material adjustments necessary to reflect the effects of the transactions referred to above, including the January 2015 follow-on offering, have been made. Our pro forma condensed consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management. However, they are not necessarily indicative of what our consolidated financial condition or results of operations actually would have been assuming the transactions referred to above had occurred as of the dates indicated, nor do they purport to represent our consolidated financial position or results of operations for future periods.

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2014

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, INC. Historical (a)	Fox Hill (b)	Alexan Southside (c)	Disposals / Held for Sale Items (d)	Other Items (e)	Pro Forma Total
ASSETS
Real Estate
Land	$37,909	$4,180	$-	$-	$-	$42,089
Building and improvements	240,074	32,369	-	-	-	272,443
Furniture, fixtures and equipment	6,481	802	-	-	-	7,283
Total Gross Operating Real Estate Investments	284,464	37,351	-	-	-	321,815
Accumulated depreciation	(10,992)	-	-	-	-	(10,992)
Total Net Operating Real Estate	273,472	37,351	-	-	-	310,823
Operating real estate held for sale, net	14,939	-	-	(14,939)	-	-
Total Net Real Estate Investments	288,411	37,351	-	(14,939)	-	310,823
Cash and cash equivalents	23,059	(1,083)	(8,679)	(36)	53,687	66,948
Restricted cash	11,091	(8,680)	-	-	-	2,411
Due from affiliates	570	-	-	11	-	581
Accounts receivables, prepaids and other assets	753	22	-	-	-	775
Investments in unconsolidated real estate joint ventures	18,331	-	8,679	(5,026)	-	21,984
In-place lease value, net	745	799	-	-	-	1,544
Deferred financing costs, net	2,199	221	-	(11)	-	2,409
Non-real estate assets associated with operating real estate held-for-sale	927	-	-	(927)	-	-
Total Assets	$346,086	$28,630	$-	$(20,928)	$53,687	$407,475

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY
Mortgage payable	$201,343	$26,705	$-	$-	$-	$228,048
Mortgage payable associated with operating real estate held-for-sale	11,500	-	-	(11,500)	-	-
Accounts payable	634	-	-	(19)	-	615
Other accrued liabilities	3,345	225	-	(68)	-	3,502
Due to affiliates	1,946	-	-	(688)	-	1,258
Distributions payable	889	-	-	-	-	889
Liabilities associated with operating real estate held-for-sale	418	-	-	(418)	-	-
Total Liabilities	220,075	26,930	-	(12,693)	-	234,312

Stockholders' Equity
Preferred stock, $0.01 par value, 250,000,000 shares authorized, none issued and outstanding	-	-	-	-	-	-
Class A common stock, $0.01 par value, 747,586,185 shares authorized;
4,495,744 shares issued and outstanding, pro forma	75	-	-	-	46	121
Class B-1 common stock, $0.01 par value, 804,605 shares authorized;
353,630 shares issued and outstanding, pro forma	4	-	-	-	-	4
Class B-2 common stock, $0.01 par value, 804,605 shares authorized;
353,630 shares issued and outstanding, pro forma	4	-	-	-	-	4
Class B-3 common stock, $0.01 par value, 804,605 shares authorized;
353,629 shares issued and outstanding, pro forma	4	-	-	-	-	4
Additional paid-in-capital, net of costs	113,511	-	-	-	53,641	167,152
Cumulative distributions and net losses	(21,213)	91	-	(5,561)	-	(26,683)
Total Stockholders' Equity	92,385	91	-	(5,561)	53,687	140,602
Noncontrolling Interests
Operating Units	2,949	-	-	-	-	2,949
Partially Owned Properties	30,677	1,609	-	(2,674)	-	29,612
Total Noncontrolling interests	33,626	1,609	-	(2,674)	-	32,561
Total Equity	126,011	1,700	-	(8,235)	53,687	173,163
TOTAL LIABILITIES AND EQUITY	$346,086	$28,630	$-	$(20,928)	$53,687	$407,475

See Notes to Unaudited Pro Forma Consolidated Balance Sheet

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2014

(a)	Historical consolidated financial information derived from the Company’s Annual Report on Form 10-K as of December 31, 2014.

(b)	The purchase of an 85.27% indirect interest in Fox Hill, which the Company expects to consolidate on its balance sheet.

(c)	Represents the preferred investment in Alexan Southside, which the Company expects to record under the equity method on its balance sheet. To date the Company has funded $8.7 million, and the preferred investment will earn 15.00% annually.

(d)	Reflects the sales of the Company’s 12.50% indirect equity interest in the Hillsboro property and the Company’s 25.00% indirect equity interest in the Estates at Perimeter property which were accounted for under the equity method and the sale of the Company’s 24.70% indirect equity interest in the Creekside property, the Company’s 60.00% indirect equity interest in the Grove at Waterford property and the Company’s 25.10% indirect equity interest in the Berry Hill property, to non-affiliated buyers, which were included in the Company’s historical consolidated balance sheet. Additionally reflects the expected sale of the Company’s 100.00% direct equity interest in the North Park Towers property, to non-affiliated buyers, which was included in the Company’s historical consolidated balance sheet. The pro forma financial statements do not reflect the net proceeds from the sale of these the Estates at Perimeter ($1.7 million), Grove at Waterford ($9.0 million) or Berry Hill ($7.3 million) and the anticipated net proceeds from the sale of the North Park Towers asset and the subsequent reinvestment.

(e)	Other items have been adjusted to reflect the $57.50 million in gross proceeds from the January 2015 follow-on offering, adjusted for $3.16 million in underwriting discounts and fees and $0.65 million in offering costs.

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, INC. Historical (a)	Village Green of Ann Arbor (b)		Villas at Oak Crest (c)	Lansbrook Village (d)		ARIUM Grande Lakes (e)		UCF Orlando (f)	Alexan CityCentre (g)	Fox Hill (h)		Alexan Southside (i)	Sold and Held for Sale Properties (j)	Other items (k)	Pro Forma Total
Revenue
Net rental income	$29,198	$1,472		$-	$2,962		$3,213		$-	$-	$3,508		$-	$(7,419)	$-	$29,426
Other	1,165	121		-	156		210		-	-	385		-	(318)	-	1,334
Total revenues	30,363	1,593		-	3,118		3,423		-	-	3,893		-	(7,737)	-	30,760
Expenses
Property operating expenses	13,213	608		-	1,442		1,320		-	-	1,839		-	(2,901)	-	13,682
General and administrative expenses	2,694	-		-	-		-		-	-	-		-	(1)	-	2,693
Asset management fees	1,004	-		-	-		-		-	-	-		-	(24)	-	980
Acquisition costs	4,378	-		-	-		-		-	-	-		-	(1,274)	-	3,104
Depreciation and amortization	13,047	460	(l)	-	856	(l)	1,874	(l)	-	-	1,979	(l)	-	(3,154)	-	13,083
Total expenses	34,336	1,068		-	2,298		3,194		-	-	3,818		-	(7,354)	-	33,542

Operating (loss) income	(3,973)	525		-	820		229		-	-	75		-	(383)	-	(2,782)

Other income (expense)
Other income	185	-		-	-		-		-	-	-		-	-	-	185
Equity in earnings (loss) of unconsolidated joint ventures	1,066	-		107	-		-		315	597	-		1,302	(127)	-	3,260
Equity in gain on sale of real estate asset of unconsolidated joint venture	4,067	-		-	-		-		-	-	-		-	(4,067)	-	-
Interest expense	(8,019)	(460	)(m)	-	(1,033	)(n)	(403	)(o)	-	-	(953	)(p)	-	1,485	(275)	(8,705)
Total other (expense) income	(2,701)	(460)		107	(1,033)		(403)		315	597	(953)		1,302	(2,709)	(275)	(5,260)

Net income (loss) from continuing operations	(6,674)	65		107	(213)		(174)		315	597	(878)		1,302	(3,092)	(275)	(8,042)

Earnings (loss) per common share - continuing operations
Basic Income (Loss) Per Common Share	$(0.98)															$(0.49)
Diluted Income (Loss) Per Common Share	$(0.98)															$(0.49)

Weighted Average Basic Common Shares Outstanding	5,381,787															13,517,655
Weighted Average Diluted Common Shares Outstanding	5,381,787															13,517,655

See Notes to Unaudited Pro Forma Consolidated Statement of Operations

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

(a)	Historical consolidated financial information derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Village Green of Ann Arbor Property as if these assets had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $0.05 million and increasing interest expense $0.04 million.

(c)	Represents the preferred investment in the Villas at Oak Crest Property as if these assets had been acquired on January 1, 2014 and recorded under the equity method. Per the joint venture agreement, the interests the Company acquired earn an annual 15.0% preferred return. Therefore, in accordance with the joint venture agreement, the pro forma was adjusted for the $0.10 million of equity in earnings from unconsolidated joint ventures for the year ended December 31, 2014.

(d)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Lansbrook Village Property as if these assets had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $0.86 million and increasing interest expense $0.70 million.

(e)	Represents adjustments to historical operations of the Company to give effect to the purchase of the ARIUM Grande Lakes Property as if these assets had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $1.29 million and decreasing interest expense $0.72 million.

(f)	Represents the preferred investment in the UCF Orlando Property as if this investment had been acquired on January 1, 2014 and recorded under the equity method. Per the joint venture agreement, the interests the Company is acquiring earns an annual 15.0% preferred return. Therefore, in accordance with the joint venture agreement the pro forma was adjusted for the $0.31 million of equity in earnings from unconsolidated joint ventures, for the year ended December 31, 2014.

(g)	Represents the preferred investment in the Alexan CityCentre Property as if this investment had been acquired on January 1, 2014 and recorded under the equity method. Per the joint venture agreement, the interests the Company is acquiring earns an annual 15.0% preferred return. Therefore, in accordance with the joint venture agreement, the pro forma was adjusted for the $0.60 million of equity in earnings from unconsolidated joint ventures, for the year ended December 31, 2014.

(h)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Fox Hill Property as if these assets had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $1.98 million and increasing interest expense $0.13 million.

(i)	Represents the preferred investment in the Alexan Southside Property as if this investment had been acquired on January 1, 2014 and recorded under the equity method. Per the joint venture agreement, the interests the Company is acquiring earns an annual 15.0% preferred return. Therefore, in accordance with the joint venture agreement the pro forma was adjusted for the $1.30 million of equity in earnings from unconsolidated joint ventures, for the year ended December 31, 2014.

(j)	Reflects the sales of the Company’s 12.50% indirect equity interest in the Hillsboro property and the Company’s 25.00% indirect equity interest in the Estates at Augusta property that were accounted for under the equity method and the sales of the Company’s 24.70% indirect equity interests in the Creekside property, the Company’s 60.00% indirect equity interest in the Grove at Waterford property and the Company’s 25.10% indirect equity interest in the Berry Hill property, to non-affiliated buyers, which were included in the Company’s historical consolidated statement of operations. Additionally reflects the expected sale of the Company’s 100.00% direct equity interest in the North Park Towers property to non-affiliated buyers, which was included in the Company’s historical consolidated statement of operations.

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2014

(Continued)

(k)	Other items has been adjusted to reflect:

•	the Company’s purchase of an additional 41.10% indirect interest in Enders Place, which the Company already has a controlling interest in, as if this had been acquired on January 1, 2014.

•	the interest expense incurred on the supplemental Enders Place mortgage of $8.00 million which bears a fixed interest rate of 5.01% and matures on November 1, 2022. Pro forma adjustments to historical results for the year ended December 31, 2014, included increasing interest expense $0.27 million.

•	the operating units’ interest in the consolidated property’s net income (loss).

(l)	Represents depreciation and amortization expense adjustment to historical results for the year ended December 31, 2014 based on the preliminary allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the estimated useful lives of 30 – 35 years for the building, 15 years for building and land improvements and three to seven years for furniture, fixtures and equipment. Amortization expense on identifiable intangible assets is recognized using the straight-line method over the life of the lease, which is generally less than one year. Amortization expense on the lender loan assumption fees have been recognized using the straight-line method over the life of the remaining term of the mortgages.

(m)	Represents interest expense incurred on a $41.82 million mortgage loan which bears a fixed interest rate of 4.40% and matures on October 1, 2022, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2014. Amounts presented are at fair value.

(n)	Represents interest expense incurred on a $19.86 million mortgage loan which bears a fixed interest rate of 3.86% and matures on May 1, 2019, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2014. Amounts presented are at fair value.

(o)	Represents interest expense estimated to have incurred on the $42.00 million mortgage loan which bears a fixed interest rate of 4.45% and matures on March 31, 2018, calculated as if the loan were acquired on January 1, 2014. Amounts presented are at fair value.

(p)	Represents interest expense estimated to have incurred on the $26.71 million mortgage loan which bears a fixed interest rate of 3.57% and matures on April 1, 2022, calculated as if the loan were acquired on January 1, 2014. Amounts presented are at fair value.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

DATE: April 8, 2015	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Accounting Officer and Treasurer

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